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CUSIP No. 8166 18 201                                   Page 12 of 12 Pages
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                                                                       EXHIBIT 1
                                                                       ---------

                             JOINT FILING AGREEMENT

         As required by Rule 13d-1(k) of the General Rules and Regulations under the Securities Exchange Act of 1934, we hereby agree that the statement on
Schedule 13D to which this Agreement is an Exhibit is filed on behalf of each of us.

         IN WITNESS WHEREOF, this Agreement has been executed on behalf of each of us as of December 4, 2000.

                                    /s/ Gary D. Engle
                                    --------------------------------------------
                                    Gary D. Engle



                                    AFG HATO ARROW LIMITED PARTNERSHIP
                                    By:   AFG Leasing VI Incorporated, its
                                          General Partner


                                            By: /s/ Michael J. Butterfield
                                                -----------------------------
                                                Michael J. Butterfield,
                                                  Treasurer

                                    AFG DOVE ARROW LIMITED PARTNERSHIP
                                    By:   AFG Leasing VI Incorporated, its
                                          General Partner


                                            By: /s/ Michael J. Butterfield
                                                -----------------------------
                                                Michael J. Butterfield,
                                                  Treasurer

                                    AIP/LARKFIELD LIMITED PARTNERSHIP
                                    By:   AFG Leasing IV Incorporated, its
                                          General Partner


                                            By: /s/ Michael J. Butterfield
                                                -----------------------------
                                                Michael J. Butterfield,
                                                  Treasurer